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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                    FORM 8-K

                               ----------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) : August 9, 2000

                           SIMON PROPERTY GROUP, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                 001-14469                  046268599
     (State or other       (Commission File Number)        (IRS Employer
     jurisdiction of                                    Identification No.)
      incorporation)

       115 WEST WASHINGTON STREET
         INDIANAPOLIS, INDIANA                           46204
    (Address of principal executive                    (Zip Code)
                offices)

        Registrant's telephone number, including area code: 317.636.1600

                                 Not Applicable
         (Former name or former address, if changed since last report)

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                               Page 1 of 42 Pages
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Item 5. Other Events

   On August 3, 2000, the Registrant issued a press release containing information on earnings for the quarter ended June 30, 2000 and other matters. A copy of the press release is included as an exhibit to this filing.

   On August 9, 2000, the Registrant made available additional ownership and operation information concerning the Registrant, SPG Realty Consultants, Inc. (the Registrant's paired-share affiliate), Simon Property Group, L.P., and properties owned or managed as of June 30, 2000, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is available upon request as specified therein.

Item 7. Financial Statements and Exhibits

   Financial Statements:

     None

   Exhibits:

                                                               Page Number in
 Exhibit No. Description                                        This Filing
 ----------- -----------                                       --------------
 99.1        Supplemental Information as of June 30, 2000             5

             Earnings Release for the quarter ended June 30,
 99.2        2000                                                    36

                               Page 2 of 42 Pages
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SIMON PROPERTY GROUP, INC.

                                                /s/ Stephen E. Sterrett
                                          By: _________________________________
                                                   Stephen E. Sterrett,
                                                  Chief Financial Officer

Dated: August 9, 2000

                               Page 3 of 42 Pages
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                              SIMON PROPERTY GROUP

                               Table of Contents
                              As of June 30, 2000

 Description                                                             Page
 -----------                                                             -----
 Exhibit 99.1 Supplemental Information.................................

              Overview.................................................      5

              Ownership Structure......................................    6-8

              Reconciliation of Income to Funds from Operations
              ("FFO")..................................................      9

              Selected Financial Information...........................  10-11

              Portfolio GLA, Occupancy & Rent Data.....................     12

              Rent Information.........................................     13

              Lease Expirations........................................  14-15

              Debt Amortization and Maturities by Year.................     16

              Summary of Indebtedness..................................     17

              Summary of Indebtedness by Maturity......................  18-24

              Summary of Variable Rate Debt and Interest Rate
              Protection Agreements....................................  25-26

              New Development Activities...............................     27

              Significant Renovation/Expansion Activities..............     28

              Capital Expenditures.....................................     29

              Teleconference Text--August 3, 2000......................  30-35

 Exhibit 99.2 Press Release............................................  36-42

                                  Page 4 of 42